EXHIBIT 10.1
Execution Version

ELEVENTH AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF FEBRUARY 26, 2018
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Eleventh Amendment”) dated as of February 26, 2018, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and WELLS FARGO BANK, N.A. (individually, “Wells Fargo Bank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 23, 2016, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of August 8, 2016, that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 2016, that certain Eighth Amendment to Credit Agreement dated as of April 10, 2017, that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of September 25, 2017, and that certain Consent and Tenth Amendment to Credit Agreement dated as of November 6, 2017 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement, including providing for an increase of the Aggregate Elected Commitment Amounts to $1,350,000,000 effective as of the Eleventh Amendment Effective Date (as defined below), as set forth herein.
C.    The Borrower has requested that Goldman Sachs Bank USA and Morgan Stanley Bank, N.A. (each, a “New Lender” and, collectively, the “New Lenders”), become Lenders under the Credit Agreement with a Maximum Credit Amount and an Elected Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Eleventh Amendment. Unless otherwise indicated, all section references in this Eleventh Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Eleventh Amendment, and subject to the conditions precedent contained in Section 5 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1    Amendments to Section 1.02 (Certain Defined Terms).
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:

“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Eleventh Amendment Effective Date, the Aggregate Elected Commitment Amounts are $1,350,000,000.
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, Tenth Amendment and the Eleventh Amendment and as the same may be further amended or supplemented from time to time.
“Trigger Date” means the first date on which the Aggregate Elected Commitment Amounts exceed $1,350,000,000.
(b)    The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Eleventh Amendment” means that certain Eleventh Amendment to Second Amended and Restated Credit Agreement, dated as of February 26, 2018 among the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Eleventh Amendment Effective Date” means February 26, 2018.
2.2    Amendment to Section 12.11(a) Section 12.11(a) of the Credit Agreement is hereby amended by adding the following at the end thereof: “provided, that for purposes of this clause, the term “Affiliate” shall not include any Industry Competitor,”.
2.3    Amendment to Exhibit F. Section 1.2 of Annex I to Exhibit F is hereby amended by (a) deleting the word “and” prior to clause (a)(v) thereof and (b) inserting the following immediately clause (a)(v): “and (vi) such Assignee is not an Industry Competitor;”.
2.4    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Eleventh Amendment and any Borrowings made on the Eleventh Amendment Effective Date, (a) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Eleventh Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Eleventh Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Eleventh Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.2.
Section 3.    Aggregate Elected Commitment Amounts. Effective as of the Eleventh Amendment Effective Date, the Aggregate Elected Commitment Amounts shall be increased to $1,350,000,000.00, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto.
Section 4.    New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Eleventh Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Eleventh Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Eleventh Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 5.    Conditions Precedent. This Eleventh Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Eleventh Amendment Effective Date”):
5.1    Executed Counterparts of Eleventh Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Majority Lenders (including each New Lender and each other Lender increasing its Elected Commitment pursuant to this Eleventh Amendment) counterparts (in such number as may be requested by the Administrative Agent) of this Eleventh Amendment signed on behalf of such Person.
5.2    Corporate Deliverables. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Parent, OP LLC, the Borrower and each other Guarantor setting forth (a) resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Parent, OP LLC, the Borrower or such Guarantor to execute and deliver this Eleventh Amendment and to enter into the transactions contemplated hereby, (a) a certificate of incumbency of all officers of Parent, OP LLC, the Borrower and each other Guarantor and each other Credit Party who will be authorized to execute or attest to any Loan Document, including this Third Amendment, and (a) the articles or certificate of incorporation and by-laws or other applicable organizational documents of the Parent, OP LLC, the Borrower and such Guarantor, certified as being true and complete.
5.3    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Eleventh Amendment.
5.4    Fees. The Borrower shall have paid all amounts required to be paid pursuant that certain fee letter among the Borrower and the Administrative Agent dated as of the Eleventh Amendment Effective Date.
5.5    Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Eleventh Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Eleventh Amendment, shall remain in full force and effect following the effectiveness of this Eleventh Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Eleventh Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of Eleventh Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Eleventh Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
6.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Eleventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eleventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.4    Counterparts. This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eleventh Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    No Oral Agreement. This Eleventh Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
6.6    GOVERNING LAW. THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Eleventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Eleventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.10    Loan Document. This Eleventh Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
6.11    No Novation. The parties hereto agree that this Eleventh Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

OMP GP LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a Lender

By:    /s/ Greg Smothers
Name:    Greg Smothers
Title:    Director

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title:    Authorized Signatory

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Kristin N. Oswald
Name:    Kristin N. Oswald
Title:    Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:    /s/ Kari McDaniel
Name:    Kari McDaniel
Title:    Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Robert Long
Name:    Robert Long
Title:    Authorized Signatory

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Maria Guinchard
Name:    Maria Guinchard
Title:    Vice President

By:    /s/ Marcus Tarkington
Name:    Marcus Tarkington
Title:    Director

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:    /s/ Josh Strong
Name:    Josh Strong
Title:    Director

By:    /s/ Scott Lamoreaux
Name:    Scott Lamoreaux
Title:    Director

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Scott Donaldson
Name:    Scott Donaldson
Title:    Senior Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK, as a Lender

By:    /s/ Josh Moffitt
Name:    Josh Moffitt
Title:    Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA dba Bank of Texas, as a Lender

By:    /s/ Mari Salazar
Name:    Mari Salazar
Title:    SVP – Energy Lending

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ Ryan K. Michael
Name:    Ryan K. Michael
Title:    Senior Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Sophie Bulliard
Name:    Sophie Bulliard
Title:    Authorized Signatory

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:    /s/ Hongfei (Iris) Zhang
Name:    Hongfei (Iris) Zhang
Title:    Director

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By:    /s/ Stacey Goldstein
Name:    Stacey Goldstein
Title:    Senior Vice President

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

Goldman Sachs Bank USA, as a New Lender

By:    /s/ Josh Rosenthal
Name:    Josh Rosenthal
Title:    Authorized Signatory

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

Morgan Stanley Bank, N.A., as a New Lender

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Signature Page to
Eleventh Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS
AND
ELECTED COMMITMENTS

Aggregate Maximum Credit Amounts and
Aggregate Elected Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, N.A.	10.0267152600%	$250,667,881.48	$135,360,656.00
Citibank, N.A.	9.2592592590%	$231,481,481.48	$125,000,000.00
JPMorgan Chase Bank, N.A.	9.2592592590%	$231,481,481.48	$125,000,000.00
Royal Bank of Canada	9.2592592590%	$231,481,481.48	$125,000,000.00
Capital One, National Association	5.1851851850%	$129,629,629.63	$70,000,000.00
Canadian Imperial Bank Of Commerce, New York Branch	5.1851851850%	$129,629,629.63	$70,000,000.00
Citizens Bank, N.A.	5.1851851850%	$129,629,629.63	$70,000,000.00
Compass Bank	5.1851851850%	$129,629,629.63	$70,000,000.00
Deutsche Bank AG New York Branch	5.1851851850%	$129,629,629.63	$70,000,000.00
ING Capital LLC	5.1851851850%	$129,629,629.63	$70,000,000.00
U.S. Bank National Association	4.7480267160%	$118,700,667.89	$64,098,360.66
BOKF, National Association DBA Bank of Texas	3.1851851850%	$79,629,629.63	$43,000,000.00
Branch Banking and Trust Company	3.1851851850%	$79,629,629.63	$43,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.1851851850%	$79,629,629.63	$43,000,000.00
Goldman Sachs Bank USA	3.1851851850%	$79,629,629.63	$43,000,000.00
Morgan Stanley Bank, N.A.	3.1851851850%	$79,629,629.63	$43,000,000.00
Regions Bank	3.1851851850%	$79,629,629.63	$43,000,000.00
Amegy Bank National Association	2.7929568910%	$69,823,922.28	$37,704,918.03
Comerica Bank	2.7929568910%	$69,823,922.28	$37,704,918.03
Iberiabank	1.639344243%	$40,983,606.07	$22,131,147.28
TOTAL	100.00%	$2,500,000,000.00	$1,350,000,000.00